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                                                                    Exhibit 23.4



                        CONSENT OF INDEPENDENT AUDITORS




We consent to the use in this Registration Statement of Reading Entertainment, Inc. on Form S-4 of our report dated March 27, 1996 appearing in the Annual Report on Form 10-K of Citadel Holding Corporation for the year ended December 31, 1995, and to the reference to us under the caption "Independent Auditors" in the Prospectus, which is part of this Registration Statement.



/s/ Deloitte & Touche LLP


Los Angeles, California
September 28, 1996